EXHIBIT 99.2

ALPNET, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999

                                                                                                       Proforma           Pro Forma
                                                                                                    adjustments           Condensed
Thousands of dollars                                                   ALPNET,Inc.           TPS       (Note 3)        Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Assets

Current Assets:
  Cash and cash equivalents                                             $    1,275        $    7     $     225 (a)      $    1,507
  Trade accounts receivable                                                  9,369             -             -               9,369
  Work-in-process                                                            3,427           662             -               4,089
  Prepaid expenses and other                                                   928            46             -                 974
                                                                    ----------------------------------------------------------------
Total current assets                                                        14,999           715           225              15,939

Property, equipment, and leasehold improvements:
  Property, equipment, and leasehold improvements:                           7,668           131             -               7,799
  Less accumulated depreciation and amortization                             4,358             -             -               4,358
                                                                    ----------------------------------------------------------------
Net property, equipment, and leasehold improvements                          3,310           131             -               3,441

Other assets
  Goodwill and other assets less accumulated amortization                    6,095             -         6,392 (b)          12,487
                                                                    ----------------------------------------------------------------

Total assets                                                            $   24,404        $  846       $ 6,617          $   31,867
                                                                    ================================================================

Liabilities and shareholders' equity

Current liabilities:
  Notes payable to banks                                                $    3,224        $    -     $       -          $    3,224
  Notes payable to affiliates                                                    -           572           225 (a)             797
  Accounts payable                                                           4,440             -             -               4,440
  Accrued payroll and related benefits                                       1,380           207             -               1,587
  Other accrued liabilities                                                  2,291            67           256 (b)           2,614
  Current portion of long-term debt                                          1,040             -             -               1,040
                                                                    ----------------------------------------------------------------
Total current liabilities                                                   12,375           846           481              13,702

Long-term liabilities                                                        1,017             -             -               1,017

Shareholders' equity:
  Convertible Preferred Stock                                                  242             -             -                 242
  Common Stock                                                              42,800             -         6,136 (b)          48,936
  Accumulated deficit                                                      (29,502)            -             -             (29,502)
  Accumulated other comprehensive income                                    (2,528)            -             -              (2,528)
                                                                    ----------------------------------------------------------------
Total shareholders' equity                                                  11,012             -         6,136              17,148
                                                                    ----------------------------------------------------------------

Total liabilities and shareholders' equity                              $   24,404        $  846       $ 6,617          $   31,867
                                                                    ================================================================

See accompanying notes.

ALPNET, INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998

                                                                                                 Proforma
                                                                                    TPS       adjustments            Pro Forma
Thousands of dollars and shares                                ALPNET, Inc.     (Note 2)          (Note 3)         Consolidated
-------------------------------------------------------------------------------------------------------------------------------
Sales of services                                                 $  49,771    $    7,143      $       -            $  56,914

Operating expenses:
   Cost of services sold                                             38,561         5,266                -             43,827
   Selling, general, and administrative expenses                      8,400           838             (147) (c)         9,091
   Development costs                                                  1,423             -                -              1,423
   Amortization of goodwill                                             417             -              533 (d)            950
   Restructuring expenses                                             1,291             -                -              1,291
                                                          --------------------------------------------------------------------

Total operating expenses                                             50,092         6,104              386             56,582
                                                          --------------------------------------------------------------------

Operating income                                                       (321)        1,039             (386)               332

Interest expense, net                                                   343             -               40 (e)            383
                                                          --------------------------------------------------------------------

Income (loss) before income taxes                                      (664)        1,039             (426)               (51)

Income taxes                                                            546           364               36 (f)            946
                                                          --------------------------------------------------------------------

Net income (loss)                                                 $  (1,210)   $      675      $      (462)         $    (997)
                                                          ====================================================================

Loss per share - basic                                               (0.051)                                           (0.037)
                                                          ====================================================================

Loss per share - assuming dilution                                   (0.051)                                           (0.037)
                                                          ====================================================================

Shares used in loss per share calculations

Basic                                                                23,888                          3,000             26,888
                                                          ====================================================================

Assuming Dilution                                                    23,888                          3,000             26,888
                                                          ====================================================================

See accompanying notes.

ALPNET, INC. AND SUBSIDIARIES


Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1999

                                                                                         Proforma
                                                                                        adjustments          Pro Forma
Thousands of dollars and shares                   ALPNET, Inc.            TPS             (Note 3)          Consolidated
------------------------------------------------------------------------------------------------------------------------------------

Sales of services                                 $  25,366        $    4,225          $      -              $  29,591

Operating expenses:
   Cost of services sold                             19,553             3,147                 -                 22,700
   Selling, general, and administrative expenses      4,625               636              (157) (c)             5,104
   Development costs                                    311                 -                 -                    311
   Amortization of goodwill                             204                 -               266  (d)               470
                                                 -----------------------------------------------------------------------------------

Total operating expenses                             24,693             3,783               109                 28,585
                                                 -----------------------------------------------------------------------------------

Operating income                                        673               442              (109)                 1,006

Interest expense, net                                   213                 -                20  (e)               233
                                                 -----------------------------------------------------------------------------------

Income (loss) before income taxes                       460               442              (129)                   773

Income taxes                                            216               154                48  (f)               418
                                                 -----------------------------------------------------------------------------------

Net income (loss)                                 $     244          $    288          $   (177)             $     355
                                                 ===================================================================================

Income per share - basic                              0.010                                                      0.013
                                                 ===================================================================================

Income per share - assuming dilution                  0.009                                                      0.012
                                                 ===================================================================================

Shares used in loss per share calculations

Basic                                                24,422                               3,000                 27,422
                                                 ===================================================================================

Assuming Dilution                                    26,156                               3,876                 30,032
                                                 ===================================================================================


See accompanying notes.

ALPNET, INC. AND SUBSIDIARIES


Notes to Unaudited Pro Forma Consolidated Financial Statements

1.  Basis of Presentation

On July 30, 1999, the Registrant entered into a Stock Purchase Agreement to acquire the entire outstanding share capital of Technical Publishing Services B.V. ("TPS"), formerly Stork TPS, a Dutch corporation based in Hengelo, The Netherlands. The purchase price approximated $6,392,000.

The unaudited pro forma condensed consolidated balance sheet assumes the acquisition took place as of June 30, 1999 and combines ALPNET's unaudited consolidated balance sheet as of June 30, 1999 with TPS' unaudited balance sheet as of June 30, 1999.

The unaudited pro forma consolidated statements of operations assume that the acquisition took place as of the beginning of 1998 and then carried forward into fiscal 1999. ALPNET's consolidated statements of operations for the periods presented include the acquistion of EP Publishing Partners GmbH ("EP") as previously filed in the Current Report on Form 8-K/A dated September 10, 1999. The unaudited pro forma consolidated statements of operations combine:

ALPNET's consolidated statement of operations for the year ended December 31, 1998 (including EP) and TPS' statement of operations for the year ended December 31, 1998, and

ALPNET's consolidated statement of operations for the six months ended June 30, 1999 (including EP) and TPS' statement of operations for the six months ended June 30, 1999.

There were no material transactions between ALPNET and TPS during the periods presented.

There are no material differences between the accounting policies of ALPNET and TPS.

The pro forma consolidated provision for income taxes may not represent the amounts that would have resulted had ALPNET and TPS filed consolidated income tax returns during the periods presented.


2.   TPS

The amounts shown in the TPS column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 1998 have been adjusted to reflect certain US GAAP adjustments as detailed in the notes to the combined financial statements of TPS.


3.    Pro Forma Adjustments

The pro forma adjustments are based on ALPNET management's estimates. In addition, management is in the process of assessing and formulating its integration plans and does not foresee any material charges or credits against income during the 12 months succeeding the acquisition.

ALPNET, INC. AND SUBSIDIARIES

(a) In conjunction with the acquisition, ALPNET obtained a loan from STORK
    N.V., a Netherlands corporation and former parent of TPS ("STORK"), in the amount of NLG 1,700,000 (approximately $797,000). The proceeds from the loan were used to satisfy the current account due to STORK (NLG 1,220,000 or $572,000 as of June 30, 1999) from TPS and to provide additional funding for ALPNET. The additional funding of $225,000 ($797,000 less $572,000) is included as a pro forma adjustment. Per the loan agreement, the loan bears interest at 5 percent and is to be repaid on July 31, 2000.

(b) The purchase price of approximately $6,392,000, including acquisition costs, was allocated entirely to goodwill which is being amortized over a period of 12 years, its estimated useful life. The purchase price was paid with 3,000,000 shares of ALPNET common stock with a fair value approximating $6,136,000 and includes acquisition costs approximating $256,000.

(c) The pro forma consolidated statements of operations include certain internal corporate charges that were allocated from STORK to TPS. On a forward-looking basis, such costs would not be incurred. As such, these amounts have been excluded as a pro forma adjustment.

(d) The annual amortization charge to income related to goodwill approximates $533,000. This charge is reflected in the pro forma consolidated statements of operations and is presented below:

                                                                  Estimated                     Calculated                Calculated
                                                                     Useful                   Amortization              Amortization
                                                                       Life             for the year ended        for the six months
                                         Amount                    in Years              December 31, 1998       ended June 30, 1999
                                ____________________________________________________________________________________________________
    Goodwill                        $ 6,392,000                          12                    $   533,000               $   266,000


(e) The annual interest charge to income related to the loan from STORK approximates $40,000. This charge is reflected in the pro forma consolidated statements of operations and is presented below:

                                                                                                Calculated                Calculated
                                                                                                  Interest                  Interest
                                              Amount               Interest             for the year ended        for the six months
                                         Outstanding                   Rate              December 31, 1998       ended June 30, 1999
                                ____________________________________________________________________________________________________
    Note to STORK                        $   797,000                      5%                   $    40,000               $   20,000

(f) The tax effect of the pro forma adjustments is based on a tax rate of 35% which is consistent with the rate included in the audited financial statements of TPS. Goodwill amortization is not deductible for tax purposes.

ALPNET, INC. AND SUBSIDIARIES

4.    Pro Forma Income (Loss) Per Common Share

Pro forma income (loss) per share - basic was calculated based on the issuance of approximately 3,000,000 shares of ALPNET common stock. Pro forma loss per share - assuming dilution, at December 31, 1998, does not include any common stock equivalents as their effect would be anti-dilutive. Pro forma income per share - assuming dilution, at June 30, 1999, includes 3,876,000 ALPNET common shares of which approximately 876,000 are attributable to shares of ALPNET common stock which will be issued in part or in whole contingent upon the stock price at July 30, 2000, as defined in the stock purchase agreement which was previously filed in the Current Report on Form 8-K dated August 10, 1999.